Exhibit 10.28

UNITED STATES OF AMERICA

STATE OF GEORGIA

THE ATLANTA DEVELOPMENT AUTHORITY

TAXABLE LEASE PURCHASE REVENUE BOND
(TIVOLI TENSIDE PROJECT)

SERIES 2009

THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND IT MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED NOR MAY THE EXTENT OF ITS REGISTRATION BE REDUCED, WITHOUT OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, THE ISSUER AND THE INITIAL LESSEE OF THE PROJECT REFERRED TO IN THIS BOND TO THE EFFECT THAT SUCH TRANSFER OR CHANGE IN THE EXTENT OF REGISTRATION WILL NOT VIOLATE APPLICABLE SECURITIES LAWS.

No. R-1	$70,000,000

FOR VALUE RECEIVED, The Atlanta Development Authority (the “Issuer"), a public body corporate and politic duly created and existing under the laws of the State of Georgia, hereby promises to pay to Ten Side Holdings, LLC, or registered assigns, solely from the fund hereinafter described and from no other source, on the first day of January, 2022, the principal sum of

SEVENTY MILLION DOLLARS AND NO CENTS

and to pay to the registered owner hereof solely from said special fund, interest hereon at the rate of 6.00% per annum (calculated on the basis of a 360-day year consisting of twelve 30-day months), from the dated date hereof or from the last Interest Payment Date to which interest has been paid (interest due on any Bond on any Interest Payment Date shall be paid to the Registered Owner of such Bond as shown on the registration books kept by the Registrar on the Record Date), first interest payable on the next succeeding January 1 or July 1 (whichever shall come first) and semiannually thereafter on January 1 and July 1 each year until payment of the principal amount of this bond. The principal of and the interest on this bond shall be payable in lawful money of the United States of America by check mailed to the registered owner hereof at the orders shown on the Bond Register or to the order of any subsequent registered owner hereof shown on the Bond Register, unless there shall be in effect, as provided in the hereinafter mentioned Indenture, a home office payment agreement satisfactory to the Trustee. Payment of the final installment of interest on and principal of this bond shall be made upon surrender of this Bond to The Bank of New York Mellon Trust Co, N.A., as trustee (the “Trustee"). Such payment shall be made to the person in whose name this bond is registered on the Bond Register with respect to payment of principal, on the date such principal is due and with respect to the payment of interest.

“Record Date” shall mean the close of business on the 15th day (whether or not a Business Day) of the calendar month immediately preceding the applicable Interest Payment Date.

This bond is a fully registered bond comprising one of a duly authorized series in the aggregate principal amount of not to exceed $70,000,000 (the “bonds"), of like tenor except as to numbers, issued under and secured by an Indenture of Trust, dated as of December 1, 2009, by and between the Issuer and the Trustee (the “Indenture"), and an authorizing resolution of the Issuer, adopted on August 21, 2008, for the purpose of financing the acquisition, construction and equipping of certain land, buildings, structures and other facilities to be used as a mixed-use, multifamily development comprised of 336 multifamily housing units and approximately 38,600 square feet of street level retail space (the “Project") for lease to Ten Side Holdings, LLC, a Georgia limited liability company (the “Company") pursuant to a Lease Agreement, dated as of December 1, 2009 (the “Lease Agreement"), between the Issuer and the Company.

The Indenture recites that the bonds of this series may be delivered to, and paid for by, the purchaser, in multiple installments as and when moneys are required to complete the acquisition, construction and installation of the Project.

THIS BOND AND THE INTEREST HEREON SHALL NOT BE DEEMED TO CONSTITUTE A DEBT OR A GENERAL OBLIGATION OR A PLEDGE OF THE FAITH AND CREDIT OF THE STATE OF GEORGIA OR OF THE CITY OF ATLANTA, FULTON COUNTY AND DOES NOT DIRECTLY, INDIRECTLY OR CONTINGENTLY OBLIGATE SAID STATE OR MUNICIPALITY TO LEVY OR TO PLEDGE ANY FORM OF TAXATION WHATEVER FOR THE PAYMENT OF SUCH PRINCIPAL AND INTEREST. THE ISSUER HAS NO TAXING POWER. THIS BOND IS PAYABLE SOLELY FROM THE RENTAL PAYMENTS AND OTHER PAYMENTS RECENED UNDER THE LEASE AGREEMENT TOGETHER WITH ALL OTHER RENTS, REVENUES AND RECEIPTS ARISING OUT OF OR IN CONNECTION WITH THE ISSUER'S OWNERSHIP OF THE PROJECT (EXCEPT FOR CERTAIN UNASSIGNED RIGHTS) AND THE ISSUER IS OBLIGATED TO PAY THE PRINCIPAL OF AND THE INTEREST ON THIS BOND ONLY FROM AMOUNTS PLEDGED THEREFOR PURSUANT TO THE INDENTURE. NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF THE PRINCIPAL OF AND THE INTEREST ON THIS BOND AGAINST ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT OR MEMBER OF THE ISSUER.

This bond is issued and the Indenture was authorized, executed and delivered by the Issuer under and pursuant to the laws of the State of Georgia, including particularly an act of the General Assembly of the State of Georgia (O.C.G.A. Section 36-62), as amended, and the aforesaid resolution of the Issuer. Pursuant to the terms of the Lease Agreement, the Company must pay to the Issuer rental payments which are pledged to, and will be fully sufficient to provide for, the payment of the principal of and the interest on the bonds as the same become due.

As additional security for the payment of the Bonds, the Company will enter into a Guaranty Agreement with the Trustee, dated as of December 1, 2009, under the terms of which the Company will unconditionally guarantee to the Trustee, for the benefit of the owners of the Bonds, the payment of the principal of and redemption price, if any, and interest on the Bonds as the same become due.

The Issuer has agreed that it will use its best efforts to keep the Project continuously leased and will prescribe and collect rental payments therefor sufficient to pay when due the principal of and the interest on the bonds. Reference to the Indenture is hereby made for a description of the aforesaid Bond Fund which is charged with, and pledged to, the payment of the principal of and the interest on the bonds, the nature and extent of the security for the Bonds, the rights, duties and obligations of the Issuer and the Trustee, the rights of the owners of the bonds, the terms and conditions under and upon the occurrence of which the Indenture and the Lease Agreement may be modified and the terms and conditions under and upon the occurrence of which the lien of the Indenture may be defeased as to this bond prior to the maturity or prepayment date hereof, to all of the provisions of which the owner hereof, by the acceptance of this bond, assents.

The bonds of this series are subject to prepayment prior to maturity by the Issuer at any time, in whole or in part, pro rata among the owners of the bonds of this series as provided in the Indenture, at 100% of the principal amount to be so prepaid plus accrued interest thereon to the prepayment date.

When this bond (or any portion hereof) is called for prepayment as aforesaid, notice thereof shall be given by mailing a copy of the prepayment notice by first class mail at least thirty days prior to the prepayment date to the registered owner of this bond at the addresses shown on the registration books.

Less than the entire principal amount of this bond may be prepaid and in such case, upon the surrender of such bond (a) appropriate endorsement shall be made thereon by the Trustee to reflect such partial prepayment, or (b) there shall be issued to the registered owner hereof, without charge therefor, for the unredeemed balance of the principal amount of this bond, fully registered bonds in any of the authorized denominations, as more fully set forth in the Indenture.

By acceptance of this bond, the owner hereof agrees that in the event it elects not to surrender this bond to the Trustee as described in the foregoing paragraph, upon a partial prepayment of this bond it will endorse in the space provided on the schedule attached hereto, the amount and date of such partial prepayment and shall immediately forward a written confirmation of such prepayment and endorsement to the Trustee.

This bond is transferable by the registered owner hereof in person or by his attorney duly authorized in writing at the principal office of the Trustee, but only in the manner, subject to the conditions, consents and limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this bond. Upon such transfer, a new fully registered bond or fully registered bonds in the same aggregate principal amount and of any authorized denomination or denominations shall be issued to the transferee or transferees in exchange therefor.

The owner of this bond shall have the right to enforce the payment of the principal hereof and the interest hereon at or after the maturity hereof, and the owner of this bond shall have the right to enforce the provisions of the Indenture and to institute action to enforce the covenants therein, and to take any action with respect to any Event of Default under the Indenture, and to institute, appear in or defend any suit or other proceedings with respect thereto, as provided in the Indenture. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with the interest accrued thereon. Modifications or alterations of the Indenture, or of any supplements thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

This bond is issued with the intent that the laws of the State of Georgia shall govern its construction.

It is hereby certified and recited that all acts, conditions and things required by the Constitution and laws of the State of Georgia to happen, exist and be performed precedent to and in the issuance of this bond, the execution of the Indenture and the adoption of the aforesaid resolution by the Issuer, have happened, exist and have been performed. The issuance of this bond and the series of which it forms a part, together with all other obligations of the Issuer, does not exceed or violate any constitutional or statutory limitation.

This bond shall not be entitled to any benefit under the Indenture nor shall it become valid or obligatory for any purpose until it shall have been authenticated by execution by the Trustee of the certificate hereon endorsed.

IN WITNESS WHEREOF, The Atlanta Development Authority has caused this bond to be executed in its name by the signature of its Chair and its corporate seal to be hereunto affixed and attested by the signature of its Secretary, all as of the 30th day of December, 2009.

THE ATLANTA DEVELOPMENT AUTHORITY

	By:	/s/ Shirley Franklin
Chair
ATTEST

/s/ Veronica C. Jones
Assistant Secretary

(SEAL)

* * * * *

TRUSTEE'S AUTHENTICATION CERTIFICATE

Date of authentication: December 30, 2009

The above bond is one of the fully registered bonds described in the above mentioned Indenture of Trust, and is hereby authenticated on its dated date as specified above.

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.,
as Trustee

By:	/s/ Kelly D. Courrior

* * * * *

VALIDATION CERTIFICATE

STATE OF GEORGIA

COUNTY OF

FULTON

The undersigned Clerk of the Superior Court of Fulton County, Georgia, HEREBY CERTIFIES that the within bond was confirmed and validated by judgment of the Superior Court of Fulton County, Georgia, rendered on the 18th day of February, 2009, civil action file number 2009-CV-163998, and FURTHER CERTIFIES that:

1)  On February 13, 2009, an intervenor (the “Intervenor") appeared and filed a “Memorandum and Notice Regarding Prohibited Transaction” setting forth objections to the bond validation referred to in said record.

2)  On February 16, 2009, a validation hearing was held and an order validating the bonds was entered on February 18, 2009.

3)  On February 19, 2009, Intervenor filed a Complaint in Intervention and filed the following four motions thereafter: (a) Motion to Vacte and Set Aside Order (February 20, 2009), (b) Amended Motion to Vacate and Set Aside Order (February 23, 2009), (c) Motion To Amend Validation Order and/or For Judgment On The Pleadings (March 9, 2009), and (d) Motion To Amend Validation Order to a Directed Verdict in Favor of Intervenor (March 16, 2009). All motions filed in connection with the intervention have been considered and ruled upon by the Court.

4)  On March 20, 2009, Intervenor filed a “Notice of Appeal” and subsequently filed a “Dismissal of Appeal” on April 8, 2009.

5)  Except as described herein, no other intervention or objection was raised or filed in connection with the validation of the Bonds referred to in said record and that the validation order has been entered.

WITNESS the manual or a duly authorized reproduced facsimile of my signature and the reproduced facsimile seal of said court.

/s/ Cathlene Robinson
Clerk, Superior Court
Fulton County, Georgia

* * * * *

PAYMENTS ON ACCOUNT OF PRINCIPAL

Partial prepayments of the principal of this bond have been made, as follows:

DATE	AMOUNT PREPAID	BALANCE OF PRINCIPAL AMOUNT PAID	AUTHORIZED SIGNATURE OF OWNER OF THIS BOND

* * * * *

(Form of Assignment and Transfer)

FOR VALUE RECEIVED,___________________the undersigned, hereby sells, assigns and transfers unto____________________(Tax Identification or Social Security No._____________) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints________________________attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ______________

Signature Guarantee:

(Authorized Officer) Signature must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Program (STAMP) or similar program.	NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

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